                           LOAN MODIFICATION AGREEMENT

      THIS LOAN MODIFICATION AGREEMENT (the "Agreement") is made this 31st day of December, 1998, by and among HEALTHCARE IMAGING SERVICES, INC., a Delaware corporation (the "Borrower"), and DVI FINANCIAL SERVICES INC. (the "Lender").

REFERENCES TO CAPITALIZED TERMS USED HEREIN ARE SET FORTH IN SECTION 1 HEREOF.

                                   BACKGROUND

      A. Pursuant to the Loan Agreement, Lender agreed to extend to Borrower the Loan as evidenced by Borrower's Note.

      B. Borrower's obligations to Lender under the Loan Agreement and the Note are secured, inter alia, by the Collateral.

      C. At Borrower's request, Lender has agreed to enter into this Agreement, inter alia, to (i) ratify and confirm the obligations and liability of Borrower to Lender under the Loan Documents, (ii) reaffirm, ratify and continue Lender's liens on, and security interests in, certain assets of Borrower, (iii) amend certain terms and conditions of the Loan Documents and (iv) extend an additional term loan to Borrower in the principal amount of $118,271.88.

      NOW, THEREFORE, in consideration of foregoing premises and intending to be legally bound hereby, the parties hereto agree as follows:

                                      TERMS

 1.  CAPITALIZED TERMS.  For purposes of this Agreement:

     "Borrower" means Healthcare Imaging Services, Inc., a Delaware corporation.

     "Collateral" means all tangible and intangible property of Borrower pledged and/or granted to Lender as security for the Loan.

     "Lender" means DVI Financial Services Inc.

     "Loan" means that certain $14,000,000.00 bridge loan extended by Lender to Borrower under the Loan Documents.

            "Loan Agreement" means that certain Loan and Security Agreement dated September 30, 1998, to be effective October 1, 1998, by and between Lender and Borrower.

     "Loan Documents" means the Loan Agreement, the Note, all documents relating to the Collateral, together with all documents collateral to any of the foregoing, all as the same may have been modified, revised, supplemented, replaced and/or amended from time to time.

     "Note" means that certain Note dated September 30, 1998, to be effective October 1, 1998, given by Borrower to Lender in the original principal amount of $14,000,000.00.

All other capitalized terms used herein shall have the meanings set forth in the Loan Agreement.

     2. CONFIRMATION OF BACKGROUND. Borrower hereby ratifies, confirms and acknowledges that the statements contained in the foregoing Background are true and complete in all material respects and that the Loan Documents are valid, binding and in full force and effect as of the date hereof and fully enforceable against Borrower and its assets in accordance with the terms thereof.

    3. GENERAL ACKNOWLEDGEMENTS. Borrower hereby acknowledges and agrees that:

     (a) Neither this Agreement nor any other agreement entered in connection herewith or pursuant to the terms hereof shall be deemed or construed to be a compromise, satisfaction, reinstatement, accord and satisfaction, novation or release of any of the Loan Documents, or any rights or obligations thereunder, or a waiver by Lender of any of its rights under the Loan Documents or at law or in equity;

     (b) All liens, security interests, rights and remedies granted to Lender in the Loan Documents are hereby renewed, confirmed and continued, and shall also secure the performance by Borrower of its obligations hereunder; and

     (c) It has no defense, set-off, counterclaim or challenge against the payment of any sums owing under the Loan Documents, or the enforcement of any of the terms or conditions thereof.

    4. AMENDMENTS. The Loan Agreement shall be and is hereby amended as follows:

     (a) References to Term Loan. All references contained in Sections 1.1, 1.2,
2.1 and 3.1 to the (i) "Term Loan" shall be deemed to refer to "Term Loan 1.", and (b) the "Note" shall be deemed to refer to "Note 1."

     (b)   New Term Loan.

     (i) New Term Loan. Lender will lend to Borrower and Borrower will borrow from Lender the aggregate amount of One Hundred Eighteen Thousand Two Hundred Seventy-One Dollars and Eighty-Eight Cents ($118,271.88) (the "Term Loan 2"). Borrower's obligation to repay the Term Loan 2 shall be evidenced by Borrower's promissory note (the "Note 2") in the face amount of One Hundred Eighteen Thousand Two Hundred Seventy-OneDollars and Eighty-Eight Cents ($118,271.88), which shall be in the form attached hereto as Exhibit "A-1", with the blanks appropriately filled in.

     (ii) Interest on Term Loan 2. Interest on the unpaid principal balance of the Term Loan 2 will accrue until final payment thereof at the rate per annum which is equal to twelve percent (12%).

     (iii) Default Interest. Interest will accrue on the principal balance of the Term Loan 2 after the occurrence of any Event of Default at a rate equal to the Default Rate.

     (iv) Principal and Interest Payments on the term Loan 2. Borrower will pay the principal of the Term Loan and accrued interest thereon in accordance with the terms of Note 2.

     (v) Reference. At all times hereafter the following capitalized terms used in the Loan Documents shall have the meanings set forth next to them, except to the extent specifically provided in Section 1(a) above:

     "Note" shall mean Note 1 and Note 2.

     "Term Loan" shall mean Term Loan 1 and Term Loan 2.

     "Loan Documents" shall include Note 2, that certain Security Agreement of even date herewith given by Borrower to Lender and all other documents, instruments and agreements executed and delivered in connection therewith, as the same may be modified, revised, supplemented, replaced and/or amended from time to time.

     5. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants, which representations and warranties shall survive until all Bank Indebtedness and all other obligations of the Borrower to Lender are paid and satisfied in full, as follows:

     (a) All representations and warranties of Borrower set forth in the Loan Documents are true and complete as of the date hereof.

     (b) No condition or event exists or has occurred which would constitute an event of default under the Loan Documents (or would, upon the giving of notice or the passage of time, or both constitute an event of default).

     (c) The execution and delivery of this Agreement by Borrower and all documents and agreements to be executed and delivered pursuant to the terms hereof;

     (i) has been duly authorized by all requisite corporate action by Borrower;

     (ii) will not conflict with or result in the breach of or constitute a default (upon the passage of time, delivery of notice or both) under Borrower's Articles of Incorporation or By-Laws or any applicable statute, law, rule, regulation or ordinance or any indenture, mortgage, loan or other document or agreement to which Borrower is a party or by which any of them is bound or affected; or

     (iii) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower, except liens in favor of the Lender or as permitted hereunder or under the Loan Documents.

      6. CERTAIN FEES, COSTS, EXPENSES AND EXPENDITURES. Borrower will pay all of the Lender's expenses in connection with the review, preparation, negotiation, documentation and closing of this Agreement and the consummation of the transactions contemplated hereunder, including without limitation, fees, disbursements, expenses, appraisal costs and fees and expenses of counsel retained by Lender and all fees related to filings, recording of documents and searches, whether or not the transactions contemplated hereunder are consummated. Nothing contained herein shall limit in any manner whatsoever Lender's right to reimbursement under any of the Loan Documents.

     7. INCONSISTENCIES. To the extent of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of the Loan Documents, the terms and conditions of this Agreement shall prevail. All terms and conditions of the Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrower.


     8. BINDING EFFECT. This Agreement and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

     9. SEVERABILITY. The provisions of this Agreement and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

     10. NO THIRD PARTY BENEFICIARIES. The rights and benefits of this Agreement and the Loan Documents shall not inure to the benefit of any third party.


     11. MODIFICATIONS. No modification of this Agreement or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

     12. HOLIDAYS. If the day provided herein for the payment of any amount or the taking of any action falls on a Saturday, Sunday or public holiday at the place for payment or action, then the due date for such payment or action will be the next succeeding business day.

     13. LAW GOVERNING. This Agreement has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth (without giving effect to any principles of conflicts of law).

      14. EXHIBITS AND SCHEDULES. All exhibits and schedules attached hereto are hereby made a part of this Agreement.

     15. HEADINGS. The headings of the Articles, Sections, paragraphs and clauses of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

     16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     17. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto concerning the subject matter set forth herein and supersedes all prior or contemporaneous oral and/or written agreements and representations not contained herein concerning the subject matter of this Agreement.

     18. ACKNOWLEDGEMENT OF CONFESSION OF JUDGMENT PROVISIONS. BORROWER ACKNOWLEDGES AND AGREES THAT THE NOTE AND THE LOAN DOCUMENTS CONTAIN PROVISIONS WHEREBY LENDER MAY ENTER JUDGMENT BY CONFESSION AGAINST BORROWER. BEING FULLY AWARE OF ITS RIGHTS TO PRIOR NOTICE AND HEARING ON THE QUESTION OF THE VALIDITY OF ANY CLAIMS THAT MAY BE ASSERTED AGAINST IT BY LENDER UNDER THE NOTES AND LOAN DOCUMENTS, BEFORE JUDGMENT CAN BE ENTERED, BORROWER HEREBY WAIVES THESE RIGHTS AND AGREES AND CONSENTS TO LENDER ENTERING JUDGMENT AGAINST BORROWER BY CONFESSION. ANY PROVISION IN A CONFESSION OF JUDGMENT IN ANY OF THE LOAN DOCUMENTS FOR AN ATTORNEY'S COLLECTION COMMISSION SHALL IN NO WAY LIMIT BORROWER'S LIABILITY TO REIMBURSE LENDER FOR ALL LEGAL FEES ACTUALLY INCURRED BY LENDER, EVEN IF SUCH FEES ARE IN EXCESS OF THE ATTORNEY'S COLLECTION COMMISSION PROVIDED FOR IN SUCH CONFESSION OF JUDGMENT.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed the day and year first above written.

                              HEALTHCARE IMAGING SERVICES, INC.

                              By: /s/ Elliott H. Vernon
                              Name: Elliott H. Vernon
                              Title: President


                              DVI FINANCIAL SERVICES INC.

                              By: /s/ Anthony J. Turek
                              Name: Anthony J. Turek
                              Title: Managing Director